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PR23A-150                                                         Exhibit 10-39
Irvine Regional Park
(Camp Frasier)


                                     LEASE

         THIS LEASE is made __________, 1996 by and between COUNTY OF ORANGE, hereinafter referred to as "LESSOR," and Camp Frasier, Inc., a California corporation, hereinafter referred to as "TENANT," without regard to number and gender.

1.       DEFINITIONS

         The following words in this Lease have the significance attached to them in this clause unless otherwise apparent from content:

         "Auditor-Controller" means the Auditor-Controller County of Orange or designee, or upon written notice to TENANT, such other person or entity as shall be designated by Board of Supervisors.

         "Board of Supervisors" means the Board of Supervisors of the County of Orange, a political subdivision of the State of California.

         "Director of HBP" means the Director of Harbors, Beaches and Parks, Environmental Management Agency, County of Orange, or designee, or upon written notice to TENANT, such other person or entity, as shall be designated by the Board of Supervisors.

         "Real Estate Director" means the Director, Real Estate, General Services Agency, County of Orange, or his designee, or upon written notice to TENANT, such other person or entity as shall be designated by the Board of Supervisors.

2.       PREMISES (PMA3.1 S)

         LESSOR leases to TENANT that certain real property depicted on Exhibit "A," as "Pool Area." attached hereto and made a part hereof, and additionally LESSOR grants to TENANT an exclusive right to use a certain portion of Irvine Regional Park for a summer day camp operation depicted on Exhibit A as "Camp Area." Collectively, the Pool Area and Camp Area, with all improvements thereon, shall be hereinafter referred to as the "Premises." Any change in the Camp Area from that outlined on Exhibit A shall be made upon written notice from the Director of HBP.

3.       LIMITATION OF THE LEASEHOLD (PMA5.1 S)

         This Lease and the rights and privileges granted TENANT in and to the Premises are subject to all covenants, conditions, restrictions, and exceptions of record or apparent. Nothing contained in this Lease or in any document related hereto shall be





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construed to imply the conveyance to TENANT of rights in the Premises which exceed those owned by LESSOR, or any representation or warranty, either express or implied, relating to the nature or condition or the Premises or LESSOR's interest therein. TENANT acknowledges that TENANT has conducted a complete and adequate investigation of the Premises and that TENANT has accepted the Premises in its "as is" condition. Furthermore, TENANT acknowledges that other day camps may operate from time to time in Irvine Regional Park.

4.       REQUIRED AND OPTIONAL SERVICES AND USES (PMB1.3 S)

         A. Required Services and Uses. LESSOR's primary purpose for entering into this Lease is to promote the development of a children's summer day camp, TENANT shall have the right to operate a children's summer day camp on the Premises from approximately June 1 through the Friday before Labor Day of each year during the Lease term (the "Summer Months"). LESSOR shall have the right to occupy and use the Premises (other than the Pool Area, or any enclosed buildings or structures placed or constructed upon the Premises by TENANT) at all other times as well as during Memorial Day, July, 4, Labor Day and from 6:30 P.M, on Friday, evenings through closing time on Sunday evenings of each week during the Summer Months, provided that in connection with any such occupancy and use by LESSOR, LESSOR shall clean, repair, upkeep and maintain the Premises, and all other improvements thereon, in the same condition as when delivered to LESSOR in each instance, reasonable wear and tear excepted. Additionally TENANT shall have the right to use the Premises from 6:30 P.M, on Friday evenings through 12:00 P.M, on Saturdays during the Summer Months on three (3) occasions selected by TENANT and approved by the Director of HBP, which approval will not be unreasonably withheld, during each year of the term.

         The parties acknowledge that the exact term of the Summer Months may vary from year to year depending on the differences in the calendar, school schedules and other similar factors which may affect the operations of a children's summer camp and that the camp activities may vary from year to year. Not later than the first (1st) day of March during the term of each year, TENANT shall submit to the Director of HBP for approval, which will not be unreasonably withheld, an annual operations schedule outlining the proposed camp program and activities schedule for that year. The schedule shall also include the time period which TENANT proposes to be the Summer Months for that year.

         B. Optional Services and Uses. Subject to the prior written approval of the Director of HBP, TENANT is granted the option to provide those additional recreational services and uses which are ancillary to and compatible with the required services and uses herein. Said optional services and uses may include but are not limited to the following:





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                 1.       Off-Season Camps.  TENANT may occupy and use the
         Premises as a day camp during periods other than the Summer Months.

                 2. Swim Program/Lessons. TENANT may occupy and use the Pool Area for a swim program and lessons during periods other than the Summer Months. Subject to the prior written consent of the Director of HBP, TENANT may, enter into short-term (nine (9) months or less) subleases, licenses, or similar use or occupancy agreements for the Pool Area, such as subleases or licenses of the Pool Area for swim programs and lessons.

         C. Restricted Use. The above-listed services and uses, both required and optional, shall be the only services and uses permitted TENANT agrees not to use the Premises for any other purpose or engage in or permit any other business activity within or from the Premises.

5.       TERM (PMB2.1 S)

         The term of this Lease shall be fifteen (15) years, commencing the first day of the first full calendar month following the date of execution of this Lease by LESSOR.

6.       RENT (PMC1.2 N)

         A. Minimum Annual Rent. For the first five (5) accounting years of the Lease term the minimum annual rent for the Premises shall be in accordance with the following schedule:

                 Year 1                    $10,000
                 Year 2                    $20,000
                 Year 3-5                  $30,000

         The minimum annual rent shall be adjusted in accordance with the provisions of the Clause entitled REVISION OF RENTS. Should this Lease be terminated during an accounting year, the applicable minimum annual rent shall be prorated.

         B. Percentage Rent. Percentage rent for the Premises shall be calculated using the following percentage of gross receipts from business operations conducted on or from the Premises:

         Business                          Percentage of Gross Receipts
         --------                          ----------------------------
         Summer Day Camp                           15%
         Swim Program/Lessons                      15%


         C. Annual Rent. TENANT shall pay to LESSOR for each accounting year either the minimum annual rent or the percentage rent, whichever is greater.





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         D.      Payment of Rent.  Rent payments shall be made in accordance with the provisions of the Clause entitled RENT PAYMENT PROCEDURE.

7.       REVISION OF RENTS (PMC4.5 S)

         On the fifth anniversary of the effective date of this Lease, and every five years thereafter, the minimum annual rent shall be automatically adjusted to the greater of the following:

                 (1) Seventy-five percent (75%) of the average (mean) annual rent paid by TENANT to LESSOR for the preceding three (3) years, or

                 (2) The base minimum annual rent of Thirty Thousand Dollars ($30,000) adjusted in proportion to changes in the Consumer Price Index for Los Angeles - Anaheim - Riverside (All Urban Consumers -- All Items) promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor. This automatic adjustment shall be calculated by means of the following formula:

                 A =      $30,000 x B/C

                 A =      Annual Rent
                 B =      Monthly index for the fourth month prior to the month
                          in which each rental rate adjustment is to becomes effective
                 C =      Monthly index for the month in which the lease
                          becomes effective

         Notwithstanding the foregoing, in no event shall the minimum annual rent be reduced by reason of any such adjustment. In the event that the Consumer Price Index is not issued or published for the period for which such minimum annual rent is to be adjusted and computed hereunder, or in the event that the Bureau of Labor Statistics or the U.S. Department of Labor should cease to publish said index figures, then any similar index published by any other branch or department of the U.S. Government shall be used and if none is so published, then another index generally recognized and authoritative shall be substituted by LESSOR.

8.       DEFINITION OF GROSS RECEIPTS (PMC5.2 S)

         As used in this Clause, the term "TENANT" shall include TENANT, TENANT's agents, sublessee concessionaires, or licensees, or any person acting under contract with TENANT, The term "gross receipts" upon which percentage rents for this Lease shall include:

         A. The sale price of all goods, wares, merchandise, and products sold on or from the Premises by TENANT, whether for cash or credit and whether payment is actually made or not, whether delivery of the items sold is made from the Premises and whether title to such items is transferred;





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         B.      The charges made by TENANT for the sale or rendition on or from the Premises of services of any nature or kind whatsoever, whether for cash or credit, whether payment is actually made or not and whether the services are actually performed or not;

         C. All admission, entry, rental, and other fees of any nature or kind charged by TENANT (including but not limited to deposits accepted by TENANT);

         D. All sums deposited into any coin-operated vending machine or other device maintained on the Premises regardless of the ownership of the machine or device, or whether such sums are removed and counted by TENANT or others, and regardless of what percentage thereof TENANT is entitled to receive.

         The term "gross receipts" also includes the fair rental value of facilities used by TENANT or its employees for purposes other than the business purposes for which the Premises are leased and the value of all consideration, including consideration other than cash, received by TENANT or its employees in exchange for the items sold or services rendered.

         Gross receipts shall exclude all sales and excise taxes payable by TENANT to federal, state, county, or municipal governments as a direct result of operations under this Lease. Refunds for goods returned and deposits shall be deducted from current gross receipts upon return, Bad debt losses shall not be deducted from gross receipts.

9.       RENT PAYMENT PROCEDURE (PMC6.1 N)

         A. Payment of Rent. On or before the twentieth day of each month in which TENANT collects gross receipts, TENANT shall deliver to Auditor-Controller a correct statement of all applicable gross receipts for that portion of the accounting year which ends with and includes the last day of the preceding calendar month. The statement shall be signed by TENANT or TENANT's responsible agent under penalty of perjury, and shall be in the form prescribed by Auditor-Controller. Each statement shall indicate:

         (1) The total gross receipts for said portion of the accounting year, itemized as to each of the business categories for which a separate percentage rental is established. A breakdown of the gross receipts of each business conducted on the Premises must be attached to each statement where a reported business category is comprised of more than one business operation:

         (2) The related itemized amounts of percentage rent computed as herein provided and the total thereof:

         (3) The total rent previously paid by TENANT for the accounting year within which the preceding month falls; and

         (4)     The rent due for the preceding month.





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         Concurrently with the rendering of each monthly statement, TENANT shall pay to LESSOR the total percentage rent computed for that portion of the accounting year ending with and including the last day of the preceding month [Item (2), above] less total rents previously paid for the accounting year [Item (3), above].

         On or before the twentieth day of September of each year, TENANT shall pay to LESSOR the greater of the following two amounts:

         (a) The total percentage rent computed for that portion of the accounting year ending with and including the last day of the preceding month [Item (2), above] less total rents previously paid for the accounting year [Item (3), above], or

         (b) The annual minimum rent less total rents previously paid for the accounting year [ITEM (3),ABOVE]

         B. Place of Payment and Filing. Rental payments shall be delivered to, and statements required by this Clause and the Clause entitled RECORDS AND ACCOUNTS shall be filed with the County of Orange Office of the Auditor-Controller, P.O. Box 567 (630 North Broadway), Santa Ana California 92702. The designated place of payment and filing may be changed at any time by LESSOR upon ten days written notice to TENANT. Rent pavements may be made by check made payable to the County of Orange, TENANT assumes all risk of loss if pavements are made by mail.

         C. All rent shall be paid in lawful money of the United States of America, without offset or deduction or prior notice or demand. No pavement by TENANT or receipt by LESSOR of a lesser amount than the rent due shall be deemed to be other than on account of the rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or pavement as rent be deemed an accord and satisfaction, and LESSOR shall accept such check or payment without prejudice to LESSOR's right to recover the balance of said rent or pursue any other remedy in this Lease.

10.      CHARGE FOR LATE PAYMENT (PMC7.1 S)

         TENANT hereby acknowledges that the late payment of rent or any other sums due hereunder will cause LESSOR to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to costs such as administrative processing of delinquent notices, increased accounting costs, etc.

         Accordingly, if any payment of rent as specified in the Clause entitled RENT or of any other sum due LESSOR is not received by, LESSOR by the due date, a late charge of one and one-half percent (1.5%) of the payment due and unpaid plus $100 shall be added to the pavement, and the total sum shall become immediately due and payable to LESSOR, An additional charge of one and one-half percent



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(1.5%) of said payment, excluding late charges, shall be added for each additional month that said payment remains unpaid.

         TENANT and LESSOR hereby agree that such late charges represent a fair and reasonable estimate of the costs that LESSOR will incur by reason of TENANT's late payment. Acceptance of such late charges (and/or any portion of the overdue payment) by LESSOR shall in no event constitute a waiver of TENANT's default with respect to such overdue payment, or prevent LESSOR from exercising any of the other rights and remedies granted hereunder.

11.      RECORDS AND ACCOUNTS (PMC8.3 S)

         A. Records. TENANT shall, at all times during the term of this Lease, keep true and complete books, records, and accounts of all financial transactions in the operation of all business activities, of whatever nature, conducted in pursuance of the rights granted herein. The records must be supported by source documents such as sales slips, cash register tapes, purchase invoices, or other pertinent documents.

         Except as otherwise provided herein, all retail sales and charges shall be recorded by means of cash registers or other comparable devices which display to the customer the amount of the transaction and automatically issue a receipt. The registers shall be equipped with devices which lock in sales totals and other transaction records with counters which are not resettable and which record transaction numbers and sales details. Totals registered shall be read and recorded by TENANT at the beginning and end of each business day.

         In the event TENANT fails to establish an accounting year of its choice, regardless of the cause, the accounting year shall be synonymous with the twelve-month period contained in the first one-year term of the Lease. Any portion of a year that is not reconciled, should the accounting year and the anniversary year of the lease commencement not be the same, shall be accounted for as if it were a complete accounting year.

         In the event of admission charges or rentals TENANT shall issue serially numbered tickets for each such admission or rental and shall keep an adequate record of said tickets, both issued and unissued.

         All retail sales and charges may be recorded by a system other than cash registers or other comparable devices provided said system is approved by Auditor-Controller.

         B. The Accounting Year. The accounting year shall be twelve full calendar months. The accounting year may be established by TENANT, provided TENANT notifies Auditor-Controller in writing of the accounting year to be used. Said accounting year shall be deemed to be approved by Auditor-Controller unless





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Auditor-Controller has objected to TENANT's selection in writing within sixty days of TENANT's written notification.

         Once an accounting year is established, it shall be continued through the term of the lease unless Auditor-Controller specifically approves in writing a different accounting year, Auditor-Controller shall only approve a change in accounting years in the event of undue hardship being placed on either the TENANT or LESSOR, and not because of mere convenience or inconvenience.

         C. Financial Statements. Within ninety days after the end of each accounting year, TENANT shall at his own expense submit to Auditor-Controller a balance sheet and income statement prepared in accordance with generally accepted accounting principles reflecting business transacted on or from the Premises during the preceding accounting year. Consolidated corporate statements are not acceptable.

         The TENANT must attest under penalty of perjury that the balance sheet and income statement submitted are an accurate representation of TENANT's records as reported to the United States of America for income tax purposes.
At the same time, TENANT shall submit to Auditor-Controller a statement made under penalty of perjury wherein the total gross receipts for the accounting year are classified according to the categories of business established for percentage rent.

         TENANT shall provide LESSOR with copies of any Certified Public Accountant's (CPA) management letters prepared in conjunction with their audits of TENANT's operations from the Premises. Copies of management letters shall be provided directly to LESSOR by the CPA at the same time TENANT's copy is provided to TENANT.

         TENANT acknowledges its understanding that any and all of the Financial Statements submitted to the LESSOR pursuant to this Lease become Public Records and are subject to public inspection pursuant to Section Section 6250 et. seq. of the California Government Code.

         All TENANT's books, account and records and supporting source documents related to this Lease or to business operations conducted within or from the Premises shall be kept and made available at one location within the limits or the County of Orange. LESSOR shall, through its duly authorized agents or representatives have the right to examine and audit said books of account and records and supporting source documents at any and all reasonable times for the purpose of determining the accuracy thereof, and of the monthly statements of sales made and monies received.

         Auditor-Controller, upon request of TENANT and at said
Auditor-Controller's sole discretion may authorize the above-referenced books and records and supporting source documents to be kept in a single location outside the limits of Orange County provided TENANT shall agree to pay all expenses including but not





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limited to transportation, food, and lodging necessary for Auditor-Controller to send a representative to audit said books and record. Said right shall not be exercised by Auditor-Controller more than once each accounting year.

         The full cost of said audit, as determined by Auditor-Controller, shall be borne by TENANT if either or both of the following conditions exist:

                 (1) The audit reveals an underpayment of more than two percent (2%) between the rent due as reported and paid by TENANT in accordance with this Lease and the rent due as determined by said audit:

                 (2) TENANT has failed to maintain true and complete books, records, accounts and supporting source documents in accordance with Section A "Records" above. The adequacy of records shall be determined at the sole discretion of Auditor-Controller.

         Otherwise, LESSOR shall bear the cost of said audit excluding the aforementioned expenses related to audit of documents kept outside the limits of Orange County.

         Upon the request of Auditor-Controller, TENANT shall promptly provide, at TENANT's expense, necessary data to enable LESSOR to fully comply with any and every requirement of the State of California or the United States of America for information or reports relating to this Lease and to TENANT's use of the Premises. Such data shall include, if required a detailed breakdown of TENANT's receipts and expenses.

         In addition to any other remedies available to LESSOR at law or in equity or under this Lease, in the event the TENANT fails to maintain and keep books, records, and accounts from the Premises and/or source documents relating thereto, or to make the same available to LESSOR for examination and audit, or to record sales and/or to maintain registers to record sales, or to provide financial statements and other information to LESSOR regarding gross sales as required by this Lease, LESSOR, at LESSOR's option, may:

         (I) Perform such examinations, audits, and/or investigations itself or through agents or employees as LESSOR and/or its auditors may deem appropriate to confirm the amount of percentage rents payable by TENANT under this Lease and any and all costs and/or expenses incurred by LESSOR in connection therewith shall be promptly reimbursed to LESSOR by TENANT upon demand:

         (II) Provide accounting services and/or a system for recording retail sales and charges, including, without limitation, cash registers, for use by TENANT in business transactions upon or from the Premises, and, at LESSOR's option, maintain personnel on the Premises to observe and/or record such sales during TENANT's





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business hours, or from time to time, all at TENANT's sole cost and expense and, in such event, TENANT shall promptly reimburse LESSOR for any and all costs incurred by LESSOR in connection therewith: and/or

         (III) Require that TENANT pay percentage rents based on LESSOR's best good faith estimate or TENANT's gross receipts from business operations conducted on or from the Premises and any such determination made by LESSOR shall be conclusive and binding upon TENANT.

         The above costs payable by TENANT shall include reimbursement to LESSOR of LESSOR-provided services at such rates as LESSOR many from time to time, in good faith, establish for such services. In the case of services provided by LESSOR's employees, such rates shall be sufficient to reimburse LESSOR for employees' salaries, including employee taxes and benefits and LESSOR's overhead or, at LESSOR's option, may be the rate for such services that would be charged by a qualified third party or parties, approved by LESSOR, if engaged by LESSOR to perform such services.

12.      SECURITY DEPOSIT (PMC9.2 S)

         During the term of this Lease and subject to the provisions for adjustment as provided hereinafter, TENANT shall provide LESSOR with a security deposit in the sum of Ten Thousand Dollars ($10,000). The security deposit shall take one of the forms set out below and shall guarantee TENANT's full and faithful performance of all the terms, covenants, and conditions of this Lease:

         A.      Cash

         B. The assignment to County of Orange, GSA/Real Estate, of a savings deposit held in a financial institution in Orange County acceptable to the Real Estate Director. At the minimum, such assignment shall be evidenced by the delivery to the Real Estate Director of the original passbook reflecting said savings deposit and a written assignment of said deposit to County of Orange, GSA/Real Estate, in a form approved by the Real Estate Director.

         C. A Time Certificate of Deposit from a financial institution in Orange County wherein the principal sum is made payable to County of Orange, GSA/Real Estate, or order. Both the financial institution and the form of the certificate must be approved by the Real Estate Director.

         D. An instrument or instruments of credit from one or more financial institutions, subject to regulation by the state or federal government, pledging that funds necessary to secure performance of the lease terms, covenants, and conditions are on deposit and guaranteed





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                 for pavement, and agreeing that said funds shall be trust
                 funds securing TENANT's performance and that all or any part shall be paid to County, of Orange, GSA/Real Estate, or order upon demand by County of Orange, GSA/Real Estate. Both the financial institution(s) and the form of the instrument(s) must be approved by the Real Estate Director.

         Regardless of the form in which TENANT elects to make said security deposit, all or any portion of the principal sum shall be available unconditionally to the Real Estate Director for correcting any default or breach of this Lease by TENANT, his successors or assigns, or for pavement of expenses incurred by LESSOR as a result of the failure of TENANT, his successors or assigns, to faithfully perform all terms, covenants, and conditions of this Lease, At any time that Real Estate Director deems appropriate to ensure the availability of the security deposit, Real Estate Director shall the right to convert any savings deposit, time certificate of deposit, or instrument of credit to cash without recourse to TENANT.

         Should TENANT elect to assign a savings deposit, provide a Time Certificate of Deposit or provide all instrument of credit to fulfill the security deposit requirements of this Lease, said assignment, certificate, or instrument shall have the effect of releasing depositor, or creditor therein from liability on account of the payment of any or all of the principal sum to County of Orange, GSA/Real Estate, or order upon demand by the Real Estate Director, The agreement entered into by TENANT with a financial institution to establish the deposit necessary to permit assignment or issuance of a certificate as provided above may allow the payment to TENANT or order of interest accruing on account of said deposit.

         In the event the Real Estate Director withdraws any or all of the security deposit as provided herein, TENANT shall, within ten (10) days of any withdrawal by the Real Estate Director, replenish the security deposit to maintain it at amounts herein required. Failure to do so shall be deemed a default and shall be grounds for immediate termination of this Lease.

         The security deposit shall be rebated, reassigned, released, or endorsed by the Real Estate Director to TENANT or order, as applicable, at the end of the lease term, provided TENANT has fully and faithfully performed each and every term, covenant, and condition of this Lease.

13.      CONSTRUCTION AND/OR ALTERATION BY TENANT (PMD2.1 S)

         A. Lessor's Consent. No structures, improvements, or facilities shall be constructed, erected, altered, or made within the Premises without prior written consent of director of HBP. Any conditions relating to the manner, method, design, and construction of said structure, improvements, or facilities fixed by the





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Director of HBP as a condition to granting such consent, shall be conditions hereof as though originally stated herein. TENANT may, at any time and at its sole expense, install and place business fixtures and equipment within any building constructed by TENANT.

         B. Strict Compliance with Plans and Specifications. All improvements constructed by TENANT within the Premises shall be constructed in strict compliance with detailed plans and specifications approved by Director of HBP.

14.      TENANT'S ASSURANCE OF CONSTRUCTION COMPLETION (PMD3.2 S)

         Prior to commencement of construction of approved facilities, or any phase thereof, within the Premises by TENANT, TENANT shall furnish to LESSOR evidence that assures LESSOR that sufficient monies will be available to complete the proposed construction, The amount of money available shall be at least the total estimated construction cost, Such evidence may take one of the following forms:

         A.      Performance bond issued to LESSOR as obligee.

         B. Irrevocable letter of credit issued to LESSOR from a financial institution to be in effect until LESSOR acknowledges satisfactory completion of construction.

         C.      Cash.

         D.      Any combination of the above.

         All bonds must be issued by a company qualified to do business in the State of California and acceptable to the Real Estate Director, All bonds shall be in a form acceptable to the Real Estate Director and shall insure faithful and full observance and performance by TENANT of all terms conditions, covenants, and agreements relating to the construction of improvements within the Premises.

15.      MECHANICS LIENS OR STOP NOTICES (PMD4.1 S)

         TENANT shall at all times indemnify and save LESSOR harmless from all claims losses, demands, damages, cost expenses, or liability costs for labor or materials in connection with construction, repair, alteration, or installation of structures improvements equipment or facilities within the Premises, and from the cost of defending against such claims including attorney fees and costs.

         In the event a lien or stop-notice is imposed upon the Premises as a result of such construction, repair, alteration or installation TENANT shall either:

         1.      Record a valid Release of Lien, or





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         2.      Procure and record a bond in accordance with Section 3143 of the Civil Code, which frees the Premises from the claim of the lien or stop-notice and from any action brought to foreclose the lien.

         Should TENANT fail to accomplish either of the two optional actions above within 15 days after the filing of such a lien or stop-notice, the Lease shall be in default and shall be subject to immediate termination.

16.      "AS-BUILT" PLANS AND CONSTRUCTION COSTS (PMDS.1 S)

         Within Sixty (60) days following completion of any substantial improvement within the Premises, TENANT shall furnish Director of HBP a complete set of reproducibles and two sets of prints of "As-Built" plans. In addition, TENANT shall furnish Director of HBP an itemized statement of the actual construction cost of such improvement. The statement of cost shall be sworn to and signed by TENANT or his responsible agent under penalty of perjury. TENANT must obtain Director of HBP approval of "As-Built" plans, and the form and content of the itemized statement.

17.      OWNERSHIP OF IMPROVEMENTS (PMDS.2 S)

         All improvements and facilities, exclusive of trade fixtures, constructed or placed within the Premises by TENANT must, upon completion, be free and clear of all liens, claims, or liability for labor or material and at LESSOR's option shall become the property of LESSOR at the expiration of this Lease or upon earlier termination hereof, LESSOR retains the right to require TENANT, at TENANT's cost to remove any or all TENANT improvements located within the Premises at the expiration or termination hereof.

18.      UTILITIES (PME2.1 S)

         TENANT shall construct, or cause to be constructed all utility facilities to the Premises, TENANT shall be responsible for and pay, prior to the delinquency date, all charges for utilities supplied to the Premises.

19.      MAINTENANCE OBLIGATIONS (PME2.1 S)

         TENANT shall, to the satisfaction of Director of HBP keep and maintain the Premises and all improvements of any kind which may be erected, installed, or made thereon in good condition and in substantial repair, It shall be TENANT's responsibility to take any steps necessary or appropriate to maintain such a standard of condition and repair. TENANT expressly agrees to maintain the Premises in a safe, clean, wholesome, sanitary condition, to the complete satisfaction of Director of HBP and in compliance with all applicable laws. TENANT further agrees to provide approved containers for trash and garbage and to keep the Premises free and clear of rubbish and litter. Director of HBP shall have the right to enter upon and inspect the Premises at anytime for cleanliness and safety.

         TENANT shall designate in writing to Director of HBP an on-site representative who shall be responsible for the day-to-day operation and level of maintenance, cleanliness, and general order.

         If TENANT fails to maintain or make repairs or replacements as required herein Director of HBP shall notify TENANT in writing of said failure. Should TENANT fail to correct the situation within three days after receipt of written notice, Director of HBP may make the necessary correction or cause it to be made and the cost thereof, including but not limited to the cost of labor, materials, equipment, and an administrative fee equal to fifteen percent (15%) of the sum of such items, shall be paid by TENANT within 10 days of receipt of a statement of said cost from Director of HBP. Director of HBP may, at his option, choose other remedies available herein, or by law.

20.      OPERATING OBLIGATIONS OF TENANT (N)

         Prior to the commencement date of this Lease, TENANT shall have prepared an operations plan ("Operations Plan"), attached hereto as Exhibit "B" and made a part hereof: approved by the Director of HBP specifying in detail TENANT's proposed plan and procedures for operating a summer day camp program. The Operations Plan shall also detail the time and manner in which maintenance of the Camp Area and Pool Area shall be accomplished.

         The Operations Plan and the operating procedures contained therein are hereby incorporated into and included as part of this Lease, TENANT hereby agrees to operate the Premises in strict compliance with the provisions of the Operations Plan. Any change or revision to the Operations Plan shall require the prior written approval from the Director of HBP.

21.      DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS (PME4.1 S)

         In the event of damage to or destruction of TENANT-constructed buildings, facilities, or improvements located within the Premises or in the event TENANT-constructed buildings, facilities, or improvement located within the Premises are declared unsafe or unfit for use or occupancy by a public entity with the authority to make and enforce such declaration, TENANT shall, within thirty (30) days, commence and diligently pursue to complete the repair, replacement, or reconstruction of improvements to the same size and floor area as they existed immediately prior to the event causing the damage or destruction, as necessary to permit full use and occupancy of the Premises for the purposes required by the Lease. Repair, replacement, or reconstruction of improvements within the Premises shall be accomplished in a manner and according to plans approved by Director of HBP, Except as otherwise provided herein, termination of this Lease shall not reduce or nullify TENANT's obligation under this paragraph. With respect to damage or destruction to be repaired by LESSOR or which LESSOR elects to repair, TENANT waives and release its rights under California Civil Code Sections 1932 (2) and 1933 (4).

22.      INSURANCE (PME5.1.1 S)

         TENANT shall maintain insurance acceptable to the Real Estate Director in full force and effect throughout the term of this Lease. The policy or policies of insurance maintained by TENANT shall provide the following limits and coverages.

         A.      Liability Insurance

         Coverage                                  Minimum Limits
         --------                                  --------------
         Comprehensive General             $1,000,000 combined single limit
         Liability Insurance               coverage including products liability


B.  Fire and Extended Coverage:   TENANT shall insure all TENANT-constructed
                                  buildings, facilities and improvements to at least 90% of their replacement cost, using a standard form fire insurance policy containing the "extended coverage" endorsement.


C.  Workers' Compensation and Employer's Liability          Statutory

         Insurance shall be in force the first day of the term of this Lease. Each liability insurance policy required by this Lease shall contain the following three clauses:

         A. "This insurance shall not be cancelled limited in scope of coverage or non-renewed until after (30) days written notice has been given to the County of Orange, EMA/Harbors, Beaches and Parks-Real Estate, 300 North Flower Street, 4th Floor, P.O. Box 4048, Santa Ana, California 92702-4048. This notice shall be sent by certified mail or registered mail and shall be deemed effective the delivered to LESSOR, as evidenced by properly validated return receipt.

         B. "County of Orange is added as an additional insured as respects operations of the named insured at or from Premises leased from the County of Orange."

         C. "It is agreed that any insurance maintained by the County of Orange will apply in excess of, and not contribute with, insurance provided by this policy."

         Each property insurance policy required by this Lease shall contain Clause A above and the following two clauses:

         D. "All rights of subrogation are hereby waived against the County of Orange and the members of the Board of Supervisors and elective or appointive officers or employees, when acting within the scope of their employment or appointment."

E. "County of Orange is named as loss payee on this property insurance policy."

         TENANT agrees to deposit with the Real Estate Director, at or before the effective date of this Lease, three copies of each liability policy and certificates of insurance for other coverages necessary to satisfy the Real Estate Director that the insurance provisions of this Lease have been complied with, and to keep such insurance in effect and the policies and certificates therefor on deposit with the Real Estate Director during the entire term of this Lease. This Lease shall automatically terminate at the same time TENANT's insurance coverage is terminated. If within ten (10) days after termination under this Clause, TENANT obtains and provides evidence of the required insurance coverage acceptable to the Real Estate Director this Lease may be reinstated at the sole discretion of the Real Estate Director, TENANT shall pay COUNTY $200 for processing the reinstatement of this Lease.

         TENANT agrees that time is of the essence in this Lease and it is essential that the Real Estate Director have adequate evidence of insurance at all times.

         TENANT agrees that TENANT shall not operate on the Premises at any time the required insurance is not in full force and effect as evidenced by a policy for liability coverage and a certificate of insurance or official binder for other coverages being in the possession of the Real Estate Director. In no cases shall assurances by TENANT, its employees, agents, including any insurance agent, be construed as adequate evidence of insurance. The Real Estate Director will only accept valid policies of liability insurance or certificate of insurance, or insurance binder for other coverages as adequate evidence of insurance, TENANT also agrees that upon cancellation, termination or expiration of TENANT's insurance, LESSOR may take whatever steps are necessary to interrupt any operation from or on the Premises until such time as the Lease is reinstated by the Real Estate Director.

         If at any time during the term of the Lease, TENANT has failed to provide the Real Estate Director with an insurance policy for liability coverage and certificate of insurance, or binder for other coverages, the parties agree this shall constitute a material breach permitting LESSOR, whether or not notice of default has or has not been sent to TENANT to take whatever steps necessary to interrupt any operation from or on the Premises, and to prevent any persons including but not limited to members of the general public, TENANT's employees and agents from entering said Premises until such time as the Real Estate Director is provided with adequate evidence of insurance.

         TENANT further agrees to hold LESSOR harmless for any damages resulting from such interruption of business and possession including but not limited to damages resulting from any loss or income, or business resulting from the LESSOR's action.

         The Real Estate Director shall retain the right at any time to review the coverage, form, and amount of the insurance required hereby. If, in the opinion of the Real Estate Director, insurance provisions in this Lease do not provide adequate protection for LESSOR and members of the public using the Premises, the Real Estate Director may require TENANT to obtain insurance sufficient in coverage, form, and amount to provide adequate protection. The Real Estate Director's requirements shall be reasonable but shall be designed to assure protection from and against the kind and extent of the risks which exist at the time a change in insurance IS required.

         The Real Estate Director shall notify TENANT in writing of changes in the insurance requirements: and if TENANT does not deposit copies of acceptable insurance policies with the Real Estate Director incorporating such changes within thirty (30) days of receipt of notice, this Lease shall be in default without further notice to TENANT, and LESSOR shall be entitled to all legal remedies.

         The procuring of such required policy or policies of insurance shall not be construed to limit TENANT's liability hereunder nor to fulfill the hold harmless provisions and requirements of this Lease. Notwithstanding said policy or polices of insurance, TENANT shall be obligated for the full amount of any damage, injury, or loss caused by negligence or neglect connected with this Lease or with use in occupancy of the Premises.

23.      ASSIGNING, SUBLETTING, AND ENCUMBERING (PME7.1 S)

         Except as provided in Clause 4 (REQUIRED AND OPTIONAL SERVICES AND
USES) hereof, any mortgage, pledge, hypothecation, encumbrance, transfer, sublease, sublease amendment, or assignment (hereinafter in this clause referred to collectively as "Encumbrance") of TENANT's interest in the Premises, or any part or portion thereof, shall first be approved in writing by LESSOR, unless otherwise provided herein. Failure to obtain LESSOR's required written approval of an Encumbrance will render such Encumbrance void.
Occupancy of the Premises by a prospective transferee, sublessee, or assignee before approval of the transfer sublease, or assignment by LESSOR shall constitute a breach of this Lease. All subleases shall be between TENANT and sublessee: the entry into sub-subleases is prohibited and shall constitute a breach of this Lease.

         If the TENANT hereunder is a corporation or an unincorporated association or partnership, the sale or transfer of any stock or interest in said corporation association, partnership in the aggregate exceeding 15% shall be deemed an assignment within the meaning of this Lease.

         Should LESSOR consent to any Encumbrance, such consent shall not constitute a waiver of any of the terms, covenants or conditions of this Lease or be construed as LESSOR's consent to any further Encumbrance. Such terms, covenant or conditions shall apply to each and every Encumbrance hereunder and shall be severally binding upon each and every party thereto. Any document to mortgage, pledge, hypothecate, encumber, transfer, sublet, or assign the Premises or any part thereof shall not be inconsistent with the provisions of this Lease and in the event of any such inconsistency, the provisions of this Lease shall control.

         LESSOR agrees that it will not arbitrarily withhold consent of any Encumbrance, but LESSOR may withhold consent at its sole discretion if any of the following conditions exist:

         1. TENANT or any of his successors or assigns are in default in any term, covenant, or condition of this Lease, whether notice of default has or has not been given by LESSOR.

         2. The prospective Encumbrancer has not agreed in writing to keep, perform, and be bound by all the terms, covenants, and conditions of this Lease.

         3. All the terms, covenants, and conditions of Encumbrance, including the consideration therefor of any and every kind, have not been revealed in writing to LESSOR.

         4. The construction required of TENANT as a condition of this Lease has not been completed to the satisfaction of LESSOR.

         5. The processing fee required by LESSOR and set out below has not been paid to LESSOR by delivery of said fee to LESSOR.

         (a) A fee of 52,500 shall be paid to LESSOR for processing each consent to mortgage, pledge, hypothecation, consent to assignment, transfer, or Encumbrance submitted to LESSOR as required by this Lease. This processing fee shall be deemed earned by LESSOR when paid and shall not be refundable.

         (b) A fee of $1,000 shall be paid to LESSOR for processing each consent to sublease submitted to LESSOR required by this Lease. This processing fee shall be deemed earned by LESSOR when paid and shall not be refundable.

         If a processing fee has been paid by TENANT for another phase of same transaction, a second fee will not be charged.

         The amounts specified above for processing fees shall be automatically adjusted for all consents required or requested subsequent to the second year of this Lease, Said adjustment shall be in proportion to the change in the Consumer Price Index for Los Angeles - Anaheim - Riverside, CA (All Urban Consumers -- All Items) as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor, or any replacement index thereto.

         Said automatic adjustment shall be calculated by means of the following formula, then rounded to the nearest ten dollar figure:

                 A = B x C/D

                    Where A =    adjusted processing fee
                          B =    $ ________[the amount inserted in item 5a or 5b
                                 above]
                          C =    Monthly index for the fourth month prior to
                                 the effective date of the Consent
                          D =    Monthly, index for the date this Lease was
                                 signed by LESSOR

24.      HAZARDOUS MATERIALS (PMF9.1 S)

         TENANT shall not cause or permit any "Hazardous Materials" as hereinafter defined, to be brought upon, kept, or used in or about the Premises. If TENANT breaches the obligations stated herein, or if contamination of the Premises by Hazardous Materials otherwise occurs for which TENANT is legally liable to LESSOR for damage resulting therefrom, then TENANT shall indemnify, defend, and hold LESSOR harmless from any and all claims judgments, damages, penalties, fines, costs liabilities, or losses (including without limitation, diminution in value of the Premises damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises damages arising from any adverse impact on marketing of space in the Premises or portion of any building of which the Premises is a part, and sums paid in settlement of claims, attorneys fees, consultant fees, and expert witness fees) which arise during or after the lease term as a result of such contamination. This indemnification includes without limitation, costs incurred by LESSOR in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration required by any federal, state, or local governmental entity because of Hazardous Material being present in the soil or ground water or under the Premises. TENANT shall promptly take all actions at its sole cost and expense as are necessary to clean, remove, and restore the Premises to its condition prior to the introduction of such Hazardous material by TENANT, provided TENANT shall first have obtained LESSOR's approval and the approval of any necessary governmental entities.

         As used herein the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or shall become regulated by any governmental entity, including without limitation LESSOR acting in its governmental capacity, the State of California or the United States government.

25.      POOL SAFETY REQUIREMENTS (N)

         TENANT shall comply with all pool safety requirements ordered or directed by the Orange County Health Care Agency or other agency that may have jurisdiction, TENANT shall develop and post at the pool rules, regulations, and procedures for proper and safe use of the pool.

26.      NOTICES (PMF10.1 S)

         All notices pursuant to this Lease shall be addressed is set forth below or as either party may hereafter designate by written notice and shall be sent through the United States mail in the State of California, duly registered or certified, return receipt requested, with postage prepaid, If any notice is sent by registered or certified mail, as aforesaid, the same shall be deemed to have been served or delivered twenty-four (24) hours after mailing thereof as above provided, Notwithstanding the above, LESSOR may also provide notices to TENANT by personal delivery or by regular mail and any such notice so given shall be deemed to have been given upon receipt.

         TO: LESSOR                        TO: TENANT
         County of Orange                  Camp Frasier, Inc.
         EMA/Harbors, Beaches              8800 Irvine Center Drive
           and Parks                       Irvine, CA 92718
         P.O. Box 4048
         Santa Ana, CA 92702-4048

27.      CONSENT (N)

         Whenever the consent or approval of a party is required to be given under this Lease, such consent or approval will not be unreasonably withheld or delayed.

28.      ATTACHMENT TO LEASE (PMF11.1 S)

         This Lease includes the following, which are attached hereto and made a part hereof:

                 I.  GENERAL CONDITIONS

                 II.  EXHIBIT A - SITE PLAN

                 III.  EXHIBIT B - OPERATIONS PLAN

         IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

APPROVED AS TO FORM:                         TENANT
Lauren M. Watson
Chief Assistant County Counsel               Camp Frasier, Inc., a
                                               Calfiornia corporation

By   /s/                                     By:  /s/ Harry Shuster
   ------------------------------               -------------------------------
                                                   President
Dated 3/7/96
     ----------------------

PR23A-1 50
Irvine Regional Park

                    I.  GENERAL CONDITIONS (PMGE1.2-26.2 S)

1.       TIME (PMGEl.2 S)

         Time is of the essence of this Lease, Failure to comply with any time requirement of this Lease shall constitute a material breach of this Lease.

2.       SIGNS (PMGE2.2 S)

         TENANT agrees not to construct, maintain, or allow any signs, banners, flags, etc., upon the Premises except as approved by Director of HBP, Unapproved signs, banners, flags, etc., may be removed by Director of HBP without prior notice to TENANT.

3.       PERMITS AND LICENSES (PMGE3.2 S)

         TENANT shall be required to obtain any and all approvals, permits and/or licenses which may be required in connection with the operation of the Premises as set out herein. No permit, approval, or consent given hereunder by LESSOR, in its governmental capacity, shall affect or limit TENANT's obligations hereunder nor shall any approvals or consents given by LESSOR, as a party to this Lease, be deemed approval as to compliance or conformance with applicable governmental codes, laws, rules, or regulations.

4.       CONTROL OF HOURS PROCEDURES AND PRICES (PMGE4.2 S)

         TENANT shall at all times maintain a written schedule delineating the operating hours and operating procedures for each business operation on or from the Premises, A schedule of prices charged for all goods and/or services supplied to the public on or from the Premises shall also be maintained.

         Upon written request, TENANT shall furnish the Director of HBP a copy of said schedules and procedures. Should Director of HBP, upon review and conference with TENANT, decide any part of said schedules or procedures is not justified with regard to fairly satisfying the needs of the public, TENANT, upon written notice from Director of HBP, shall modify said schedules or procedures to the satisfaction of said Director. Primary consideration shall be given to the public's benefit in implementing this clause. All prices charged for goods and/or services supplied to the public on or from the Premises shall be fair and reasonable, based upon the market prices charged by other competing and/or comparable businesses.

         TENANT agrees that he will operate and manage the services and facilities offered in a competent and efficient manner at least comparable to other well managed operations of similar type.

         TENANT shall at all times retain active, qualified, competent, and experienced personnel to supervise TENANT's operation and to represent and act for TENANT.

         TENANT shall require its attendants and employees to be properly dressed, clean, courteous, efficient, and neat in appearance at all times. TENANT shall not employ any person(s) in or about the Premises who shall use offensive language or act in a loud, boisterous, or otherwise improper manner.

         TENANT shall maintain a close check over attendants and employees to insure the maintenance of a high standard of service to the public, TENANT shall replace any employee whose conduct is detrimental to the best interests of the public.

5.       LEASE ORGANIZATION (PMGE5.2 S)

         The various headings and numbers herein, the grouping of provisions of this Lease into separate clauses and paragraphs, and the organization hereof, are for the purpose of convenience only and shall not be considered otherwise.

6.       AMENDMENTS (PMGE6.2 S)

         This Lease is the sole and only agreement between the parties regarding the subject matter hereof; other agreements, either oral or written, are void. Any changes to this Lease shall be in writing and shall be properly executed by both parties.

7.       UNLAWFUL USE (PMGE7.2 S)

         TENANT agrees no improvements shall be erected, placed upon, operated, nor maintained within the Premises, nor any business conducted or carried on therein or therefrom, in violation of the terms of this Lease, or of any regulation, order of law, statute, bylaw, or ordinance of a governmental agency having jurisdiction.

8.       NONDISCRIMINATION (PMGE8.2 S)

         TENANT agrees not to discriminate against any person or class of persons by reason of sex, age, race, color, creed, physical handicap, or national origin in employment practices and in the activities conducted pursuant to this Lease. TENANT shall make its accommodations and services available to the public on fair and reasonable terms.

9.       INSPECTION (PMGE9.2 S)

         LESSOR or its authorized representative shall have the right at all reasonable times to inspect the Premises to determine if the provisions of this Lease are being complied with.

10.      HOLD HARMLESS (PMGE10.2 S)

         TENANT hereby waives all claims and recourse against LESSOR including the right of contribution for loss or damage of persons or property arising from, growing out of or in any way connected with or related to this agreement except claims arising from the negligence of LESSOR, its officers, agents, and employees. TENANT hereby agrees to indemnify, hold harmless, and defend LESSOR, its officers, agents, and employees against any and all claims, loss, demands, damages, cost, expenses or liability costs arising out of the operation or maintenance of the property described herein, and/or TENANT's exercise of the rights under this Lease, except for liability arising out of the negligence of LESSOR, its officers, agents, or employees, including the cost of defense of any lawsuit arising therefrom. In the event LESSOR is named as co-defendant, TENANT shall notify LESSOR of such fact and shall represent LESSOR in such legal action unless LESSOR undertakes to represent itself as co-defendant in such legal action, in which event TENANT shall pay to LESSOR its litigation costs, expenses and attorney's fees. In the event judgment is entered against LESSOR and TENANT because of the concurrent active negligence of LESSOR and TENANT, their officers, agents, or employees, an apportionment of liability to pay such judgment shall be made by a court of competent jurisdiction, either party shall request a jury apportionment.

11.      TAXES AND ASSESSMENTS (PMG11.2 S)

         This Lease may create a possessory interest which is subject to the payment of taxes levied on such interest. It is understood and agreed that all taxes and assessments (including, but not limited to said possessory interest tax) which become due and payable upon the Premises or upon fixtures, equipment, or other property installed or constructed thereon, shall be the full responsibility of TENANT, and TENANT shall cause said taxes and assessments to be paid promptly.

12.      SUCCESSORS IN INTEREST (PMGE12.2 S)

         Unless otherwise provided in this Lease, the terrns, covenants, and conditions contained herein shall apply to and bind the heirs, successors, executors, administrators, and assigns of all the parties hereto, all of whom shall be jointly, and severally liable hereunder.

13.      CIRCUMSTANCES WHICH EXCUSE PERFORMANCE (PMGE13.2 S)

         If LESSOR or TENANT shall be delayed or prevented from the performance of any act required hereunder by reason of Acts of God, restrictive governmental laws or regulations, or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

14.      PARTIAL INVALIDITY (PMGE14.2 S)

         If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

15.      WAIVER OF RIGHTS (PMGE15.2 S)

         The failure of LESSOR or TENANT to insist upon strict performance of any of the terms, covenants, or conditions of this Lease shall not be deemed a waiver of any right or remedy that LESSOR or TENANT may have, and shall not be deemed a waiver of the right to require strict performance of all the terms, covenants, and conditions of the Lease thereafter, nor a waiver of any remedy for the subsequent breach or default of any term, covenant, or condition of the Lease. Any waiver in order to be effective, must be signed by the party whose right or remedy is being waived.

16.      DEFAULT ON TERMS OF THE LEASE BY TENANT (PMGE16.2 S)

         The occurrence of any one or more of the following events shall constitute a default hereunder by TENANT:

                 (a) The abandonment or vacation of the Premises by TENANT.

                 (b) The failure by TENANT to make any payment of rent or any other sum payable hereunder by TENANT, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from LESSOR to TENANT: provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.

                 (c) The failure or inability by TENANT to observe or perform any of the provisions of this Lease to be observed or performed by TENANT, other than specified in (a) or (b) above, where such failure shall continue for a period of thirty (30) day s after written notice thereof from LESSOR to TENANT; provided, however, that any, such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.: provided, further, that if the nature of such failure is such that it can be cured by TENANT but that more than thirty (30) days are reasonably required for its cure (for any reason other than financial inability), then TENANT shall not be deemed to be in default if TENANT shall commence such cure within said thirty (30) days, and thereafter diligently prosecutes such cure to completion.

                 (d) (i) The making by TENANT of any general assignment for the benefit of creditors; (ii) a case is commenced by or against TENANT under Chapters 7, 11 or 13 of the Bankruptcy Code, Title 11 of the United States Code as now in force or hereafter amended and if so commenced against TENANT, the same is not dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of TENANT's assets located at the Premises or of TENANT's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (iv) TENANT's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts. In the event of any such default, neither this Lease nor any interests of TENANT in and to the Premises shall become an asset in any of such proceedings and, in any such event and in addition to any and all rights or remedies of the LESSOR hereunder or by law, provided, it shall be lawful for the LESSOR to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and TENANT and its creditors (other than LESSOR) shall have no further claim thereon or hereunder.

         In the event of any default by TENANT, then, in addition to any other remedies available to LESSOR at law or in equity, LESSOR may exercise the following remedies:

         (A) LESSOR may terminate this Lease and all rights of TENANT hereunder by giving written notice of such termination to TENANT, In the event that LESSOR shall so elect to terminate this Lease, then LESSOR may recover from TENANT:

                 (i) The worth at the time of award of the unpaid rent and other charges, which had been earned as of the date of the termination hereof;

                 (ii) The worth at the time of award of the amount by which the unpaid rent and other charges which would have been earned after the date of the termination hereof until the time of award exceeds the amount of such rental loss that TENANT proves could have been reasonably avoided:

                 (iii) The worth at the time of award of the amount by which the unpaid rent and other charges for the balance of the term hereof after the time of award exceeds the amount of such rental loss that TENANT proves could be reasonably avoided:

                 (iv) Any other amount necessary to compensate LESSOR for all the detriment caused by TENANT's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary repair, renovation and alteration of the Premises, reasonable attorneys' fees, expert witness costs, and any other reasonable costs; and

                 (v) Any other amount which LESSOR may by law hereafter be permitted to recover from TENANT to compensate LESSOR for the detriment caused by TENANT's default.

         The term "rent" as used herein shall be deemed to be and to mean the annual rent and all other sums required to be paid by TENANT pursuant to the terms of this Lease. All such sums, other than the annual rent, shall be computed on the basis of the average monthly amount thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such rental before such 24-month period has occurred, then such sums shall be computed on the basis of the average monthly amount during such shorter period. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum rate permitted by law. As used in subparagraph (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%), but not in excess of ten percent (10%) per annum.

         (B) Continue this Lease in effect without terminating TENANT's right to possession even though TENANT has breached this Lease and abandoned the Premises and to enforce all of LESSOR's rights and remedies under this Lease, at law or in equity, including the right to recover the rent as it becomes due under this Lease; provided, however, that LESSOR may at any time thereafter elect to terminate this Lease for such previous breach by notifying TENANT in writing that TENANT's right to possession of the Premises has been terminated.

         (C) Nothing in this Section shall be deemed to affect TENANT's indemnity of LESSOR liability or liabilities based upon occurrences prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

         No delay or omission of LESSOR to exercise any right or remedy shall be construed as a waiver of such right or remedy or any default by TENANT hereunder, The acceptance of LESSOR of rent or any other sums hereunder shall not be (i) a waiver of any preceding breach or default by TENANT of any provision thereof, other than the failure of TENANT to pay the particular rent or sum accepted, regardless of LESSOR's knowledge of such preceding breach or default at the time of acceptance of such rent or sum, or (ii) waiver of LESSOR's right to exercise any remedy available to LESSOR by virtue of such breach or default. No act or thing done by LESSOR or LESSOR's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by LESSOR.

         Any installment or rent due under this Lease or any other sums not paid to LESSOR when due (other than interest) shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, provided, however, that the pavement of such interest shall not excuse or cure the default.

         All covenants and agreements to be performed by TENANT under any of the terms of this Lease shall be performed by TENANT at TENANT's sole cost and expenses and without any abatement of rent. If TENANT shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, or to provide any insurance or evidence of insurance to be provided by TENANT, then in addition to any other remedies provided herein, LESSOR may, but shall not be obligated to do so, and without waiving or releasing TENANT from any obligations of TENANT, make any such payment or perform any such act on TENANT's part to be made or performed as provided in this Lease or to provide such insurance. Any payment or performance of any act or the provision of any such insurance by LESSOR on TENANT's behalf shall not give rise to any responsibility of LESSOR to continue making the same or similar pavements or performing the same or similar acts. All costs, expenses, and other sums incurred or paid by LESSOR in connection therewith, together with interest at the maximum rate permitted by law from the date incurred or paid by LESSOR shall be deemed to be additional rent hereunder and shall be paid by TENANT with and at the same time as the next monthly installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

17.      RESERVATIONS TO LESSOR (PMGE18.2 S)

         The Premises are accepted as is and where is by TENANT subject to any and all existing easements and Encumbrances. LESSOR reserves the right to install, lay, construct, maintain, repair, and operate such sanitary servers, drains, storm water sewers, pipelines, manholes, and connections; water oil, and gas pipelines; telephone and telegraph power lines; and the appliances and appurtenances necessary or convenient in connection therewith, in, over, upon, through, across, and along the Premises or any part thereof; and to enter the Premises for any and all such purposes. LESSOR also reserves the right to grant franchises, easements rights of way, and permits in, over, upon, though, across, and along any and all portions of the Premises. No right reserved by LESSOR in this clause shall be so exercised as to interfere unreasonably with TENANT's operations hereunder or to impair the security of any secured creditor of TENANT.

         LESSOR agrees that rights granted to third parties by reason of this clause shall contain provisions that the surface of the land shall be restored as nearly as practicable to its original condition upon the completion of any construction. LESSOR further agrees that should the exercise of these rights temporarily interfere with the use of any or all of the Premises by TENANT, the rental shall be reduced in proportion to the interference with TENANT's use of the Premises.

18.      HOLDING OVER (PMGE19.2 S)

         In the event TENANT shall continue in possession of the Premises after the term of this Lease, such possession shall not be considered a renewal of this Lease but a tenancy from month to month and shall be governed by the conditions and covenants contained in this Lease.

19.      CONDITION OF DEMISED PREMISES UPON TERMINATION (PMGE20.2 S)

         Except as otherwise agreed to herein, upon termination of this Lease, TENANT shall re-deliver possession of said Premises to LESSOR in substantially the same condition that existed immediately prior to TENANT's entry thereon, reasonable wear and tear, flood, earthquakes, war, and any act of war, excepted, References to the "Termination of the Lease" in this Lease shall include termination by reason of the expiration of the Lease term.

20.      DISPOSITION OF ABANDONED PERSONAL PROPERTY (PMGE21.2 S)

         If TENANT abandons or quits the Premises or is dispossessed thereof by process of law or otherwise, title to any personal property belonging to and left on the Premises fifteen (15) days after such event shall, at LESSOR's option, be deemed to have been transferred to LESSOR, LESSOR shall have the right to remove and to dispose of such property without liability therefor to TENANT or to any person claiming under TENANT, and shall have no need to account therefor.

21.      QUITCLAIM OF TENANT'S INTEREST UPON TERMINATION (PMGE22.2 S)

         Upon termination of this Lease for any reason, including but not limited to termination because of default by TENANT, TENANT shall execute, acknowledge, and deliver to LESSOR, within thirty (30) days after receipt of written demand therefor, a good and sufficient deed whereby all right, title, and interest of TENANT in the Premises is quitclaimed to LESSOR. Should TENANT fail or refuse to deliver the required deed to LESSOR, LESSOR may prepare and record a notice reciting the failure of TENANT to execute, acknowledge, and deliver such deed and said notice shall be conclusive evidence of the termination of this Lease and of all rights of TENANT or those claiming under TENANT in and to the Premises.

22.      LESSOR'S RIGHT TO RE-ENTER (PMGE23.2 S)

         TENANT agrees to yield and peaceably deliver possession of the Premises to LESSOR on the date of termination of this Lease whatsoever the reason for such termination.

         Upon giving written notice of termination to TENANT, LESSOR shall have the right to re-enter and take possession of the Premises on the date such termination becomes effective without further notice of any kind and without institution of summary or regular local proceedings. Termination of the Lease and re-entry of the Premises by LESSOR shall in no way alter or diminish any obligation of TENANT under the lease terms and shall not constitute an acceptance or surrender.

         TENANT waives any and all right of redemption under any existing or future law or statute in the event of eviction from or dispossession of the Premises for any lawful reason or in the event LESSOR re-enters and takes possession of the Premises in a lawful manner.

23.      AUTHORITY OF TENANT (PMGE24.2 S)

         If TENANT is a corporation, eacH individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation.

24.      PUBLIC RECORDS (PMGE25.2 S)

         Any and all written information submitted to and/or obtained by LESSOR from TENANT or any other person or entity having to do with or related to this Lease and/or the Premises, either pursuant to this Lease or otherwise, at the option of LESSOR, may be treated as a public record open to inspection by the public pursuant to the California Records Act (Government Code Section 6250, et seq.) as now in force or hereafter amended, or any Act in substitution thereof, or otherwise made available to the public and TENANT hereby waives, for itself, its agents, employees, subtenants, and any person claiming by, through or under TENANT, any right or claim that any such information is not a public record or at the same is a trade secret or confidential information and hereby agrees to indemnify and hold LESSOR harmless from any and all claims, demands, liabilities, and/or obligations arising out of or resulting from a claim by TENANT or any third party that such information is a trade secret, or confidential, or not subject to inspection by the public, including without limitation reasonable attorneys' fees and costs.

25.      RELATIONSHIP OF PARTIES (PMGE26.2 S)

         The relationship of the parties hereto is that of LESSOR and TENANT, and it is expressly understood and agreed that LESSOR does not in any way or for any purpose become a partner of TENANT in the conduct of TENANT's business or otherwise, or a joint venturer with TENANT, and the provisions of this Lease and the agreements relating to rent payable hereunder are included solely for the purpose of providing a method by which rental payments are to be measured and ascertained.

                                  PLACEHOLDER

                                   EXHIBIT A
                                   SITE PLAN

         (To be prepared by Tenant during the option period preceding this Lease and attached hereto prior to execution of this Lease by Lessor)

                                  PLACEHOLDER

                                   EXHIBIT B
                                OPERATIONS PLAN

         (To be prepared by Tenant during the option period preceding this Lease and attached hereto prior to execution of this Lease by Lessor)